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                                                                      Exhibit 99


                             CONSENT OF LEWIS KATZ

     The undersigned, Lewis Katz, hereby consents to being named as a person about to become a director of Central Parking Corporation (the "Company") in the Company's registration statement on Form S-3.


                                         /s/ Lewis Katz
                                         --------------
                                             Lewis Katz